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                                    ROCKSHOX, INC.


                                1998 STOCK OPTION PLAN

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                                  TABLE OF CONTENTS

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SECTION 1  PURPOSE OF PLAN; DEFINITIONS. . . . . . . . . . . . . . . . . .   A-1

SECTION 2  ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . . A-3

SECTION 3  STOCK SUBJECT TO PLAN . . . . . . . . . . . . . . . . . . . . . . A-4

SECTION 4  ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . A-5

SECTION 5  STOCK OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . A-5

SECTION 6  AMENDMENT AND TERMINATION . . . . . . . . . . . . . . . . . . . . A-7

SECTION 7  UNFUNDED STATUS OF PLAN . . . . . . . . . . . . . . . . . . . . . A-8

SECTION 8  GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . A-8

SECTION 9  EFFECTIVE DATE OF PLAN. . . . . . . . . . . . . . . . . . . . . . A-9

SECTION 10 TERM OF PLAN . . . . . . . . . . . . . . . . . . . . . . . . . .  A-10

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                                    ROCKSHOX, INC.
                                1998 STOCK OPTION PLAN

                                      SECTION 1


                             PURPOSE OF PLAN; DEFINITIONS

          1.1 PURPOSE. The purpose of the Plan is to reinforce the long-term commitment to the Company's success of those officers (including officers who are directors of the Company), other employees, independent directors, consultants and advisors of the Company who are or will be responsible for such success; to facilitate the ownership of the Company's stock by such individuals, thereby reinforcing the identity of their interests with those of the Company's stockholders; and to assist the Company in attracting and retaining officers and other employees, directors, consultants and advisors with experience and ability. The Plan was originally approved by the Board in February 1998, and certain grants of Stock Options were made at such time. However, the Company subsequently determined that it was in the best interests of the Company, its employees, non-employee directors and consultants to attain shareholder approval of the Plan so that
(i) the Plan would meet the requirements under Section 162(m) of the Code and
(ii) Incentive Stock Options may be granted under the Plan.

          1.2 DEFINITIONS. Wherever the masculine gender is used it shall include the feminine, and where a singular pronoun is used, it shall include the plural, unless the context clearly indicates otherwise. For purposes of the Plan, the following terms shall be defined as set forth below:

               (a) "ADMINISTRATOR" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

               (b)  "BOARD" means the Board of Directors of the Company.

               (c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

               (d) "COMMITTEE" means the Compensation Committee of the Board other than directors who are not Non-Employee Directors, including such additional individuals as the Board shall designate in order to fulfill the Non-

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Employee Director requirement of Section 162(m) of the Code and Rule 16b-3 as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Act"), and as such Section and Rule may be amended from time to time, or any successor definition adopted by the Commission, or any other Committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed entirely of individuals who are Non-Employee Directors. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

               (e) "COMPANY" means ROCKSHOX, Inc., a Delaware corporation (or any successor corporation).

               (f)  "EFFECTIVE DATE" shall mean the date provided pursuant to
Section 12.

               (g) "ELIGIBLE PERSON" means any person eligible to participate in the Plan pursuant to Section 4.

               (h) "FAIR MARKET VALUE" means, as of any given date, with respect to any awards granted hereunder (A) the closing price of a share of the Company's Stock on the principal exchange on which shares of the Company's Stock are then trading, if any, on the trading day previous to such date, or, if shares were not traded on the trading day previous to such date, then on the next preceding trading day during which a sale occurred; or (B) if such Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Company's Stock is then listed as a National Market Issue under the Nasdaq National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (C) if such Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Company's Stock, on the day previous to such date, as determined in good faith by the Committee; or (D) if the Company's Stock is not publicly traded, the fair market value established by the Committee acting in good faith.


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               (i)  "INCENTIVE STOCK OPTION" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

               (j) "NON-EMPLOYEE DIRECTOR" shall have the meaning set forth in Section 162(m) of the Code and Rule 16b-3 of the Act, and as such Section and Rule may be amended from time to time, or any successor definition adopted by the Commission.

               (k) "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an incentive stock option within the meaning of Section 422 of the Code.

               (l) "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options.

               (m)  "PLAN" means the ROCKSHOX, INC. 1998 Stock Option Plan.

               (n) "STOCK" means the Common Stock of the Company, par value $.01 per share.

               (o) "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5.

                                      SECTION 2

                                    ADMINISTRATION

          2.1 ADMINISTRATOR. The Plan shall be administered by the Board or by the Committee, which shall be appointed by the Board and which shall serve at the pleasure of the Board, in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary to maintain qualification of the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 of the Act.


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          2.2  DUTIES AND POWERS OF ADMINISTRATOR.  The Administrator shall have the power and authority to grant Stock Options to Eligible Persons, consultants and advisors to the Company, pursuant to the terms of the Plan.

          In particular, the Administrator shall have the authority:

               (a) to select those employees, advisors, consultants, officers and directors of the Company who shall be Eligible Persons;

               (b) to determine whether and to what extent Stock Options are to be granted hereunder to Eligible Persons;

               (c) to determine the number of shares to be covered by each such award granted hereunder;

               (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

               (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments
evidencing the Stock Options;                (f)  to accelerate the date or
dates of exercise of any award granted hereunder;

               (g) to reduce the exercise price of any Stock Option to the then Fair Market Value, if the Fair Market Value of the Stock covered by such Stock Option has declined since the date the Stock Option was granted; and

               (h) in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

          2.3 MAJORITY RULE. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.


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          2.4  INDEMNIFICATION.  To the fullest extent permitted by law, each of the members of the Board and the Committee and each of the directors, officers and employees of the Company, shall be held harmless and be indemnified by the Company for any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of this Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.

                                      SECTION 3

                                STOCK SUBJECT TO PLAN

          3.1 NUMBER OF AND SOURCE OF SHARES. The total number of shares of Stock reserved and available for issuance under the Plan shall be 300,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The aggregate number of shares of Stock as to which Stock Options may be granted to any individual during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 100% of the shares of Stock reserved for the purposes of the Plan in accordance with the provisions of this Section 3.

          3.2 UNREALIZED AWARDS. To the extent that a Stock Option expires or is otherwise terminated without being exercised such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock otherwise issuable under the Plan have been pledged as collateral for indebtedness incurred by a Participant in connection with the realization of any award hereunder, and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

          3.3 ADJUSTMENT OF AWARDS. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the kind and aggregate number of shares reserved for issuance under the Plan and (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan, as may be determined by the Administrator, in its sole


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discretion.  Such other substitutions or adjustments shall be made respecting awards hereunder as may be determined by the Administrator, in its sole discretion. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property in exchange therefor.

                                      SECTION 4

                                     ELIGIBILITY

          Officers (including officers who are directors of the Company), other key employees of, independent directors, consultants and advisors to the Company, who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, shall be eligible to be granted Stock Options. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Persons recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

                                      SECTION 5

                                    STOCK OPTIONS

          5.1 OPTION AWARDS. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of award agreement and provisions regarding exercisability of the option granted thereunder.

            The Stock Options granted under the Plan may be of two types:
(i) Non-Qualified Stock Options and (ii) Incentive Stock Options. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

          Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:


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          5.2  The Administrator shall have the authority to grant any officer or employee of the Company (including directors who are also officers of the Company) Incentive Stock Options, or both types of Stock Options. Directors who are not officers of the Company, consultants and advisors may only be granted Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

          5.3 OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on such date and shall not, in any event, be less than the par value (if any) of the Stock. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

          5.4 OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; PROVIDED, HOWEVER, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

          5.5 EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion, including but not limited to in connection with any "change in control" of the Company, as defined in any stock option agreement.


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          5.6  METHOD OF EXERCISE. Subject to Section 5.4 above, Stock
Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made in the form of unrestricted Stock already owned by the optionee having a Fair Market Value with an aggregate value on the date of surrender equal to the purchase price of the shares as to which the Stock Option shall be exercised. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the option only after the optionee has given written notice of exercise and has paid in full for such shares.

          5.7 The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Consistent with the provisions of Section 162(m), to the extent applicable, upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

          5.8 NON-TRANSFERABILITY OF OPTIONS. Unless otherwise determined by the Administrator, no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          5.9 TERMINATION OF EMPLOYMENT OR SERVICE. If an optionee's employment with or service as a director, consultant or advisor to the Company terminates by reason of death, Disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable subscription or award agreement, or as otherwise determined by the Administrator.

          5.10 ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company become exercisable for the first time by the Optionee during any calendar year


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exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock
Options. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant.

                                      SECTION 6

                              AMENDMENT AND TERMINATION

          The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent, or that without the approval of the stockholders (as described below) would:

                    (i) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

                    (ii) change the class of directors, officers, employees, consultants and advisors eligible to participate in the Plan; or

                    (iii)  extend the maximum option period under paragraph
           (2) of Section 5 of the Plan.

          Notwithstanding the foregoing, stockholder approval under this
Section 8 shall only be required at such time and under such circumstances as stockholder approval would be required under Section 162(m) of the Code or other applicable law, rule or regulation with respect to any material amendment to any employee benefit plan of the Company.

          The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.


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                                      SECTION 7

                               UNFUNDED STATUS OF PLAN

          The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                      SECTION 8

                                  GENERAL PROVISIONS

          8.1 The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

          All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

          8.2 Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee, consultant or advisor of the Company any right to continued employment with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, consultants or advisors at any time.

          8.3 Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements


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satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          8.4 No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                                      SECTION 9

                                EFFECTIVE DATE OF PLAN

          The Plan will become effective (the "Effective Date") on August 20, 1998, the date the Company's stockholders formally approve the Plan.

                                      SECTION 10

                                     TERM OF PLAN

          No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.


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